UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NOAV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

Following adjournments on March 31, 2021, April 14, 2021 and April 27, 2021, a special meeting (the “Special Meeting”) of the stockholders of NanoVibronix, Inc. (the “Company”) was reconvened on May 6, 2021. As of the close of business on February 23, 2021, the record date for the Special Meeting, there were (i) 24,109,635 shares of common stock, par value $0.001 per share (“Common Stock”) outstanding and entitled to vote, (ii) 666,667 shares of Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) outstanding and entitled to vote, and (iii) 875,000 shares of Series E Convertible Preferred Stock, par value of $0.001 per share (“Series E Preferred Stock”) outstanding and entitled to 495,751 votes on the proposals described below. The matters described below were submitted to a vote of the Company’s stockholders at the Special Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 3, 2021 (the “Proxy Statement”).

Proposal 1. A proposal to ratify, pursuant to Section 204 of the Delaware General Corporation Law and Delaware common law, an increase in the number of authorized shares of the Company’s Common Stock from 20,000,000 to 24,109,635 shares, effective December 4, 2020, and to further ratify the issuance of such shares of Common Stock upon the conversion and exercise of the Company’s securities as described in the Proxy Statement (“Proposal 1”). The shares of Common Stock, Series C Preferred Stock and Series E Preferred Stock (collectively, the “Capital Stock”) voted together as a single class and the Common Stock voted as a separate class.

The Company’s stockholders approved Proposal 1, with the following voting results:

Capital Stock For	Capital Stock Against	Capital Stock Abstentions	Capital Stock Broker Non-Votes
13,289,420	1,201,004	54,574	0

Common Stock For	Common Stock Against	Common Stock Abstentions	Common Stock Broker Non-Votes
12,127,002	1,201,004	54,574	0

Proposal 2. A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of the Company’s Common Stock authorized for issuance from 20,000,000 (or 24,109,635 shares if Proposal 1 is approved) to 45,000,000 shares (“Proposal 2”). The Capital Stock voted together as a single class and the Common Stock voted as a separate class.

The Company’s stockholders did not approve Proposal 2, with the following voting results:

Capital Stock For	Capital Stock Against	Capital Stock Abstentions	Capital Stock Broker Non-Votes
12,780,650	1,474,468	289,880	0

Common Stock For	Common Stock Against	Common Stock Abstentions	Common Stock Broker Non-Votes
11,618,232	1,474,468	289,880	0

Proposal 3. A proposal to approve an adjournment of the Special Meeting if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 and Proposal 2 (“Proposal 3”). The Capital Stock voted as a single class.

The Company’s stockholders approved Proposal 3, with the following voting results:

For	Against	Abstentions	Broker Non-Votes
13,244,283	1,160,907	139,808	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.

Date: May 10, 2021	By:	/s/ Brian Murphy
Name: Brian Murphy
Title: Chief Executive Officer